UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2016

INVENTRUST PROPERTIES CORP.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2809 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(855) 377-0510

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 19, 2016, the board of directors (the “Board”) of InvenTrust Properties Corp. (the “Company”) approved a reduction to the Company’s annual distribution rate from $0.13 per share of common stock to $0.0675 per share of common stock. The adjustment to the distribution rate equates to a 2016 calendar year total distribution of $0.09875 per share (an annual rate of $0.13 per share through June 30, 2016 and an annual rate of $0.0675 per share from July 1, 2016 to year-end). The reduction in the distribution rate will be effective for the October 2016 distribution payable to all stockholders of record on September 30, 2016. Distributions payable to each stockholder of record will be paid on October 6, 2016 in the amount of $0.016875 per share.

The Board considered a number of factors in establishing the new distribution rate, including the items set forth below.

•	Sale of Student Housing Properties. On June 21, 2016, the Company completed the sale of its student housing platform, University House. As previously disclosed, the student housing properties produced significant cash flow for the Company. Because the student housing properties are no longer part of the Company’s portfolio, the previous distribution rate is not sustainable.

•	Spin-Off of Highlands. On April 28, 2016, the Company completed the spin-off of Highlands REIT, Inc. (“Highlands”), which the Company formed to hold substantially all of its remaining non-core assets, through the Company’s distribution of the outstanding common stock of Highlands to holders of record of the Company’s common stock. Each holder of record of the Company’s common stock as of the close of business on April 25, 2016 received one share of Highlands’ common stock for every one share of the Company’s common stock held. The spin-off of the non-core assets was also a factor in establishing the new distribution rate because several of these assets produced cash flow for the Company and are no longer part of the Company’s portfolio.

•	Retail Platform Capital Rotation Strategy. In addition to considering the dispositions of the student housing properties and the non-core asset portfolio, the Board considered the Company’s retail platform capital rotation strategy. The Board determined that it is in the best interest of the Company to retain additional operating cash flow, especially during the execution of the Company’s capital rotation strategy of refining its retail portfolio by disposing of non-strategic retail assets in non-core, non-growth markets and redeploying that capital into strategic retail assets in higher growth, target markets.

•	Pursuit of Flexible Low-Levered Balance Sheet. The Board also considered that the additional retained operating cash flow will help maintain a flexible low debt balance sheet in the future and diminish the impact of upcoming debt maturities. Furthermore, executing on this capital strategy should put the Company in a better position to evaluate various strategic transactions and potentially pursue a transaction aimed at achieving liquidity for its stockholders over the next 18 to 24 months.

As the Company executes on its retail strategy, the Board expects to evaluate the distribution rate on a quarterly basis and, if the Board deems appropriate, adjust the rate to take into account the Company’s progress in refining and balancing its retail portfolio with stable income producing grocery-anchored properties and open-air power centers, with higher potential income growth, in the Company’s target strategic markets. The Company believes that the continuing refinement of its retail portfolio, which it anticipates completing over the next 18 to 24 months, will position the Company for future success, maximize long-term value for stockholders, and put the Company in a position to evaluate and execute on strategic transactions aimed at achieving liquidity for its stockholders.

Forward-Looking Statements

Forward-Looking Statements in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. These statements include statements about the Company’s plans and strategies and future events, including the declaration, payment, timing and rate of any future distributions, the availability of cash flow from operating activities to fund distributions, the Company’s ability to successfully execute on its long-term strategy, and the Company’s ability to offer liquidity to its stockholders, among other things. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain and involve known and unknown risks that are difficult to predict. For a discussion of factors that could materially affect the outcome of the Company’s forward-looking statements and our future results and financial condition, see the Risk Factors included in the Company’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. You are cautioned not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information, future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InvenTrust Properties Corp.

Date: September 21, 2016	By:	/s/ Michael E. Podboy
Name: Michael E. Podboy
Title: Executive Vice President, Chief Financial Officer, Chief Investment Officer and Treasurer